                                                                      Exhibit 25
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                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2) [  ]

                           ---------------------------

                              THE BANK OF NEW YORK

New York                                                            13-5160382

One Wall Street, New York, N.Y.                                       10286

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                          CRYSTAL US HOLDINGS 3 L.L.C.,

                               (Registrant Issuer)

                             CRYSTAL US SUB 3 CORP.

                               (Registrant Issuer)

                              CELANESE CORPORATION

                          (Registrant Parent Guarantor)

 Delaware                                                           20-1628460

Delaware                                                            20-1628482

Delaware                                                            98-0420726

1601 West LBJ Freeway                                               75234-6034
Dallas, TX

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                   10% Series A Senior Discount Notes due 2014

                 10 1/2% Series B Senior Discount Notes due 2014

            Guarantees of 10% Series A Senior Discount Notes due 2014

          Guarantees of 10 1/2% Series B Senior Discount Notes due 2014

                       (Title of the Indenture Securities)

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1.     GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

       (a)   NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO
             WHICH IT IS SUBJECT.

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                       Name                                                        Address
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        Superintendent of Banks of the State of New York         2 Rector Street, New York, N.Y.  10006,
                                                                 and Albany, N.Y. 12203

        Federal Reserve Bank of New York                         33 Liberty Plaza, New York, N.Y.  10045
        Federal Deposit Insurance Corporation                    Washington, D.C.  20429

        New York Clearing House Association                      New York, New York   10005

       (b)   WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

       Yes.

2.     AFFILIATIONS WITH OBLIGOR.

       IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH
       AFFILIATION.

       None.

16.    LIST OF EXHIBITS.

       EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION,
       ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO
       RULE 7A-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17
       C.F.R. 229.10(D).

       1.    A copy of the Organization Certificate of The Bank of New York
             (formerly Irving Trust Company) as now in effect, which
             contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to
             Amendment No. 1 to Form T-1 filed with Registration Statement
             No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with
             Registration Statement No. 33-21672 and Exhibit 1 to Form T-1
             filed with Registration Statement No. 33-29637.)

       4.    A copy of the existing By-laws of the Trustee. (Exhibit 4 to
             Form T-1 filed with Registration Statement No. 33-31019.)

       6.    The consent of the Trustee required by Section 321(b) of the
             Act. (Exhibit 6 to Form T-1 filed with Registration Statement
             No. 33-44051.)

       7.    A copy of the latest report of condition of the Trustee
             published pursuant to law or to the requirements of its
             supervising or examining authority.

                                    SIGNATURE

       Pursuant to the requirements of the Act, the Trustee, The Bank of New
York, a corporation organized and existing under the laws of the State of New
York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and
State of New York, on the 11th day of April, 2005.

                                           THE BANK OF NEW YORK

                                           By: /s/ Ritu Khanna
                                               ---------------------------------
                                                 Name:  Ritu Khanna
                                                 Title: Asst. Vice-President

                                                                       EXHIBIT 7
                                                                       ---------

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                       Consolidated Report of Condition of

                              THE BANK OF NEW YORK

                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business December 31,
2004, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                                Dollar Amounts
ASSETS                                                                            In Thousands

Cash and balances due from depository institutions:
   Noninterest-bearing balances and currency and coin..                             $3,866,500
   Interest-bearing balances...........................                              8,455,170
Securities:
   Held-to-maturity securities.........................                              1,885,665
   Available-for-sale securities.......................                             20,781,508
Federal funds sold and securities purchased under
   agreements to resell................................
   Federal funds sold in domestic offices..............                              3,730,007
   Securities purchased under agreements to
   resell..............................................                                847,805
Loans and lease financing receivables:
   Loans and leases held for sale......................                                      0
   Loans and leases, net of unearned
     income............................................                             36,195,743
   LESS: Allowance for loan and
     lease losses......................................                                587,611
   Loans and leases, net of unearned
     income and allowance..............................                             35,608,132
Trading Assets.........................................                              4,174,521
Premises and fixed assets (including capitalized
   leases).............................................                                949,424
Other real estate owned................................                                    754
Investments in unconsolidated subsidiaries and
   associated companies................................                                268,366
Customers' liability to this bank on acceptances
   outstanding.........................................                                 52,800
Intangible assets......................................
   Goodwill............................................                              2,746,404
   Other intangible assets.............................                                758,137

Other assets...........................................                              8,013,234
                                                                                --------------
Total assets...........................................                            $92,138,427
                                                                                ==============
LIABILITIES
Deposits:
   In domestic offices.................................                            $41,480,131
   Noninterest-bearing.................................                             16,898,525
   Interest-bearing....................................                             24,581,606
   In foreign offices, Edge and Agreement
     subsidiaries, and IBFs............................                             24,028,722
   Noninterest-bearing.................................                                576,431
   Interest-bearing....................................                             23,452,291
Federal funds purchased and securities sold under
     agreements to repurchase..........................
   Federal funds purchased in domestic
     offices...........................................                              1,040,432
   Securities sold under agreements to
     repurchase........................................                                491,007
Trading liabilities....................................                              2,724,930
Other borrowed money:
   (includes mortgage indebtedness and obligations
   under capitalized leases).......                                                  4,780,573
Not applicable
Bank's liability on acceptances executed and
   outstanding.........................................                                 54,517
Subordinated notes and debentures......................                              2,390,000
Other liabilities......................................                              6,901,014
                                                                                --------------
Total liabilities......................................                            $83,891,326
                                                                                ==============
Minority interest in consolidated
   subsidiaries........................................                                140,499

EQUITY CAPITAL
Perpetual preferred stock and related
   surplus.............................................                                      0
Common stock...........................................                              1,135,284
Surplus (exclude all surplus related to preferred
   stock)..............................................                              2,087,221
Retained earnings......................................                              4,892,420
Accumulated other comprehensive income.................                                 -8,323
Other equity capital components........................                                      0
                                                                                --------------
Total equity capital...................................                              8,106,602
                                                                                --------------

Total liabilities, minority interest, and equity
   capital.............................................                            $92,138,427
                                                                                ==============

         I, Thomas J. Mastro, Senior Vice President and Comptroller of the
above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.

                                                      Thomas J. Mastro,
                                  Senior Vice President and Comptroller

         We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.

                      --
Thomas A. Renyi         |
Gerald L. Hassell       |         Directors
Alan R. Griffith        |
                        |
                      --
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